                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  FORM 8-K/A

                               (AMENDMENT NO. 1)

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):          April 17, 2000
                                                               --------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
                       (As Successor to BANK ONE, N.A.)
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of BANC ONE CREDIT CARD MASTER TRUST)

                                 United States
                                 -------------
                (State or other jurisdiction of incorporation)

               0-25636                                  51-0269396
             -----------                                ----------
       (Commission File Number)            (IRS Employer Identification Number)




201 North Walnut Street, Wilmington, Delaware                            19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


          (302) 594-4117
------------------------------------------------------
Registrant's telephone number, including area code
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This Amendment No. 1 on Form 8-K/A is being filed soley for the purpose of filing a corrected Exhibit 99.1, 99.2, 99.3 and 99.4 which shall replace Exhibits 99.1, 99.2, 99.3 and 99.4 as originally filed with this Form 8-K.

Item 5.   Other Events

          On April 17, 2000, the Banc One Credit Card Master Trust (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing Series:

               6.15% Class A Asset Backed Certificates, Series 1995-A
               6.30% Class B Asset Backed Certificates, Series 1995-A
               6.30% Class A Asset Backed Certificates, Series 1995-B
               6.45% Class B Asset Backed Certificates, Series 1995-B Floating Rate Class A Asset Backed Certificates, Series 1996-A Floating Rate Class B Asset Backed Certificates, Series 1996-A



Item 7.   Financial Statements and Exhibits

          (c) Exhibits.

          See page 4 for Exhibit Index.
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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   First USA Bank, N.A., as Servicer, on behalf of BANC ONE CREDIT CARD MASTER TRUST



                                   By:    /s/Tracie H. Klein
                                         -------------------------------
                                   Name:  Tracie H. Klein
                                   Title: First Vice President


Date:  August 30, 2000
       ---------------
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EXHIBIT INDEX


Exhibit    Description                                                                       Page
-------    -----------                                                                       ----


99.1       The Series Allocation Report for the monthly Period ending March 31, 2000.         5-6

99.2       Banc One Credit Card Master Trust - Summary Report for Series 1995-A               7-8

99.3       Banc One Credit Card Master Trust - Summary Report Series 1995-B                  9-10

99.4       Banc One Credit Card Master Trust - Summary Report for Series 1996-A             11-12

99.5*      Monthly Servicer's Certificates                                                  13-15





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* Previously filed